UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hormel Foods Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! HORMEL FOODS CORPORATION ATTN: BRIAN D. JOHNSON 1 HORMEL PLACE AUSTIN, MN 55912-3680 HORMEL FOODS CORPORATION You invested in HORMEL FOODS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 30, 2024. Vote Virtually at the Meeting* January 30, 2024 6:00 p.m. CST Virtually at: www.virtualshareholdermeeting.com/HRL2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V26397-P99900 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting Vote by January 29, 2024 11:59 PM ET. For shares held in a Plan, vote by January 25, 2024 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V26398-P99900 1. Elect a board of 12 directors: Nominees: 1a. Prama Bhatt 1c. Stephen M. Lacy 1b. Gary C. Bhojwani 1d. Elsa A. Murano, Ph.D. 1e. William A. Newlands 1f. Christopher J. Policinski 1g. Jose Luis Prado 1h. Sally J. Smith 1i. James P. Snee 1j. Steven A. White 1k. Raymond G. Young 1l. Michael P. Zechmeister 2. Approve the amendment of the Company’s Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law. 3. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 27, 2024. 4. Approve the Named Executive Officer compensation as disclosed in the Company’s 2024 annual meeting proxy statement. Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For For For Help us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com.